UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

CECO ENVIRONMENTAL CORP.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5080 Spectrum Drive Suite 800E Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 357-6181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CECO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2025, CECO Environmental Corp. (the “Company”) held its 2025 annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders: (1) elected each of the eight director nominees listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders and until his or her successor is elected and duly qualified; (2) approved, on an advisory basis, the Company’s named executive officer compensation; (3) recommended, on an advisory basis, a frequency of every one year for future advisory votes to approve the Company’s named executive officer compensation; and (4) ratified the appointment of Deloitte & Touche LLP ("Deloitte") as the Company’s independent registered public accounting firm for fiscal 2025. The voting results at the Annual Meeting with respect to each of the matters described above were as follows:

(1)
The eight director nominees named in the proxy statement and standing for election were elected based upon the following votes:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Jason DeZwirek	28,633,357	1,099,433	21,092	2,810,881
Todd Gleason	29,685,668	47,217	20,997	2,810,881
Robert E. Knowling, Jr.	29,658,485	63,675	31,722	2,810,881
Claudio A. Mannarino	29,680,400	48,155	25,327	2,810,881
Munish Nanda	29,482,623	243,678	27,581	2,810,881
Valerie Gentile Sachs	28,324,998	1,317,517	111,367	2,810,881
Laurie A. Siegel	29,121,881	606,559	25,442	2,810,881
Richard F. Wallman	29,677,009	56,018	20,855	2,810,881
(2)
The Company’s named executive officer compensation was approved, on an advisory basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,679,259	1,025,229	49,394	2,810,881
(3)
A frequency of one year for future advisory votes to approve the Company's named executive officer compensation was recommended, on an advisory basis, as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
28,510,829	116,030	1,085,051	41,972	2,810,881

Following the stockholder vote on Proposal No. 3 described above, the Company's Board of Directors determined that a stockholder advisory vote regarding the compensation of the Company’s executive officers (“Say-on-Pay” vote) will be held each year at the Company’s Annual Meeting of Stockholders until the next advisory vote of stockholders is held regarding the frequency of stockholder Say-on-Pay votes.

(4)
The appointment of Deloitte as the Company’s independent registered public accounting firm for fiscal 2025 was ratified as follows:

FOR	AGAINST	ABSTAIN
32,491,022	23,373	50,368

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2025	CECO Environmental Corp.

	By:	/s/ Joycelynn Watkins-Asiyanbi
Joycelynn Watkins-Asiyanbi
SVP, Chief Administrative and Legal Officer and Corporate Secretary